EXHIBIT 10.44

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
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     This  First  Amendment to Asset Purchase Agreement (this "Amendment") dated as of March 31, 2005 by and among American Leisure Equities Corporation, a Florida corporation (the "Purchaser"); American Leisure Holdings Inc., a Nevada corporation (the "Parent"); and Around The World Travel, Inc., a Florida corporation (the "Seller").

                                    RECITALS

     A. The Purchaser, the Parent and the Seller have previously entered into a certain Asset Purchase Agreement dated as of December 30, 2004 (the "Original Agreement"), pursuant to which the Seller agreed to sell and the Purchaser agreed to purchase certain of the assets of the Seller.

     B.   The  Purchase  of  the  assets  was  consummated on December 31, 2004.

     C. A component of the Original Agreement recited that the ultimate purchase price and the consideration therefor would be determined after completion and delivery of the Final Audit Reports for Seller for 2003 and 2004 as well as the completion and receipt of a third party valuation report.

     D. As of the date hereof the parties have not received all of the requisite information to conclude the purchase price or the consideration to be paid.

     E. Pending the receipt of all of the final information, the parties have agreed, in the interim, to make certain changes as set forth herein below.

     NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Amendment, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agrees as follows:

     1.   RECITALS:  The  Recitals  hereinabove  are  incorporated  by  this
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reference.

     2.   DEFINED  TERMS.  Capitalized  terms  used  in  this  Amendment, unless
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otherwise  defined  in this Amendment, have the meanings ascribed to them in the
Original  Agreement.

     3.   AMENDMENT  AND  RESTATEMENT  OF SECTION 2.3 OF THE ORIGINAL AGREEMENT.
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The  provisions  of Section 2.3 of the Original Agreement are hereby amended and restated  in  their  entirety  as  follows:

     2.3  Limited  Assumption  of  Liabilities.
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               (i)  Purchaser will not assume any liabilities and obligations of the Seller or any of its Affiliates other than $4,242,051 in debt owed to the Minority Shareholders by virtue of entering into 85 month amortizations of debt issued by Purchaser to parties who had accepted notes from Seller when Seller bought their businesses (the "Minority Shareholder Debt").

               (ii) The parties hereby acknowledge and agree that: (i) the Purchaser is not assuming any portion of the Galileo Debt or the Hassine Debt; and (ii) the Seller will continue to be liable for all amounts due with respect to the Galileo Debt or the Hassine Debt, notwithstanding the Seller's transfer of the collateral for such debt to Purchaser and Purchaser's agreement to accept such assets subject to the Liens securing the Galileo Debt and the Hassine Debt.

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     4.     AMENDMENT  AND RESTATEMENT OF SECTION 3.3 OF THE ORIGINAL AGREEMENT.
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The provisions of Section 3.3 of the Original Agreement are amended and restated
in  their  entirety  as  follows:

     3.3     Payment  of Purchase Price.  The Purchase Price will be paid by the
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Purchaser  as  follows:

               (a) through the forgiveness by the Purchaser of the AMLH Debt (which had a balance of $4,774,619 as of the Closing Date) and the release by the Purchaser of the Seller's obligations with respect to said debt; and

               (b) through the assumption by the Purchaser of the Minority Shareholder Debt (which had a balance of $4,242,051 as of the Closing Date) and the release by the Parent of the obligations of the Seller with respect to the Minority Shareholder Debt; said assumption shall commence on January 15, 2006; And

               (c) through the issuance of the promissory note of the Purchaser for the balance of the Purchase Price (the "Purchase Money Note"); the Purchase Money Note shall provide for the accrual of interest at 6% per annum and the deferral of all payments of principal and interest, with all balances due in a balloon payment 60 months from inception. The Purchase Money Note shall contain a provision whereby the Maker of said note shall be entitled to set off against its liability in the note for any amounts owed to Purchaser or Parent such as by the retention of the assigned Accounts Receivable by AWT as same are paid by the obligors thereof.

     5.   ALLOCATION  OF  PURCHASE  PRICE.  The Purchase Price will be allocated
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among  the  Purchased  Assets  as  set forth on Schedule 3.4, a copy of which is
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attached  to  this  Amendment.

     6.   MISCELLANEOUS.
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          6.1  Headings. The division of this Amendment into Articles, Sections,
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Subsections  and  other  subdivisions  and  the  insertion  of  headings are for convenience of reference only and will not affect or be utilized in the construction or interpretation of this Amendment.

          6.2  Governing  Law.  This Amendment will be interpreted and construed
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in  accordance  with the Laws of the State of Florida and the laws of the United
States of America applicable therein. Any action, suit or proceeding relating to, arising out of, or in connection with this Amendment may be brought by any party against any other party in an appropriate Federal or state court located in Miami-Dade County, Florida. All parties hereby waive any objection to jurisdiction or venue in any such proceeding before said court.

          6.3  Further  Assurances.  Each of the parties upon the request of any
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other  party, whether before or after the Closing, will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Amendment.

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          6.4  Successors  in Interest. This Amendment and the provisions hereof
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will  inure  to  the  benefit  of  and  be  binding  upon  the parties and their respective successors and permitted assigns. No party may assign this Amendment or any of its rights and obligations hereunder without the prior consent of all of the other parties.

          6.5  No  Third Party Beneficiaries. Except as provided in Article 9 of
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the  Original  Agreement, nothing in this Amendment or the Original Agreement is intended or shall be construed to give any Person (including employees of the parties), other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Amendment or any provision contained herein.

          6.6  Expenses.  Each  party  will bear and pay all costs, expenses and
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fees  (including,  without  limitation,  legal  counsel  and accounting fees and disbursements) incurred by such party in connection with the preparation, execution and consummation of this Amendment and the transactions contemplated hereunder.

          6.7  Counterparts.  This  Amendment  may  be  executed  in one or more
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counterparts,  each  of  which  when so executed will be deemed an original, and such  counterparts  together  will  constitute  one  and  the  same  instrument.

          6.8  Ratification.  Except  as amended by the terms of this Amendment,
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all  of  the  terms of the Original Agreement are hereby ratified, confirmed and approved.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        PURCHASER:
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                                        AMERICAN  LEISURE  EQUITIES  CORPORATION
                                        By:
                                           -------------------------------------
                                        Its:
                                             -----------------------------------
                                        Name:
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                                        PARENT:
                                        -------

                                        AMERICAN  LEISURE  HOLDINGS,  INC.
                                        By:
                                           -------------------------------------
                                        Its:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------

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                                        SELLER:
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                                        AROUND  THE  WORLD  TRAVEL,  INC.
                                        By: /s/ James R. Tolzien
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                                        Its: President
                                             -----------------------------------
                                        Name: James R. Tolzien
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                                        AROUND  THE  WORLD  HOLDINGS,  LLC
                                        Concurring  with  this  Amendment
                                        By:
                                           -------------------------------------
                                        Its:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------

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